--------------------------------------------------------------------------------
                                                                        SELIGMAN
                                                                INVESTMENT GRADE
                                                                    FIXED INCOME
                                                                      FUND, INC.

                                MID-YEAR REPORT
                                 MARCH 31, 2002

                              Seeking a High Level
                                of Current Income
                            Consistent with Prudent
                                Exposure to Risk
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS

We are pleased to present the first mid-year shareholder report for Seligman Investment Grade Fixed Income Fund. For the six months ended March 31, 2002, the Fund posted a total return of -1.79% based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper Corporate Debt BBB-Rated Funds Average, posted a total return of 0.26%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of -0.41%.

The past six months were difficult ones for intermediate-term and long-term bonds. While the US Federal Reserve Board continued to cut short-term interest rates, long-term bond yields moved higher as investors began to anticipate the end of Fed rate cuts and the possibility of tighter Fed policy in 2002. During these past six months, the federal funds rate fell from 3.00% to 1.75% -- an extraordinary cut of 125 basis points within a short time period. At the same time, the 10-year US Treasury bond yield increased from 4.60% on September 30, 2001, to 5.42% on March 31, 2002. This significant increase in longer-term rates caused the bond markets to deliver generally flat to negative returns for this period.

The Fed's aggressive rate cutting policy that had been pursued throughout calendar-year 2001 appears to be delivering the desired increase in economic growth. In the third quarter of 2001, the rate of GDP growth had fallen into negative territory. However, the fourth quarter of 2001 saw a 1.7% annualized increase in the rate of GDP growth, and, in the first quarter of 2002, growth was up sharply at a 5.8% annualized rate.

If the economic recovery proves to be sustainable, which we believe it will, the Fed is likely to reverse some of last year's rate cuts, pushing yields across the curve higher. Since we believe that a higher-rate environment has already been largely priced into longer-term bonds, we do not think these yields will move significantly higher, and yields and prices for longer-term bonds are likely to remain relatively stable.

However, the Fund is taking a defensive stance and is seeking to protect the portfolio from any further rise in rates. At the same time, the Fund's management team believes there are many attractive opportunities among corporate (including lower-rated) bonds, which should allow the Fund to deliver attractive returns over the coming year.

Thank you for your support of Seligman Investment Grade Fixed Income Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.


By  order  of  the  Board  of  Directors,

/s/William  C.  Morris
   William  C.  Morris
   Chairman

                                                              /s/Brian T. Zino
                                                                 Brian  T.  Zino
                                                                       President
May  16,  2002

--------------------------------------------------------------------------------
INTERVIEW WITH YOUR PORTFOLIO MANAGER,
CHRISTOPHER J. MAHONY

Q: How did Seligman Investment Grade Fixed Income Fund perform during its first six months of operations?

A: For the six months ended March 31, 2002, Seligman Investment Grade Fixed Income Fund posted a total return of -1.79% based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper Corporate Debt BBB-Rated Funds Average, posted a total return of 0.26%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/ Credit Index, posted a total return of -0.41%.

Q:   What economic and market factors influenced the Fund during the period?

A: The past six months were a somewhat difficult and volatile time for the fixed-income markets. Through the end of 2001, the US Federal Reserve Board continued to lower its intended federal funds target rate. While this pushed the short end of the yield curve significantly lower, yields for longer-term maturities headed higher -- albeit with a great deal of volatility -- during the end of 2001 and into the first quarter of 2002, as investors became risk averse amid the uncertainties of the past six months.

Q:   What was your investment strategy during this time period?

A: We were somewhat defensive during the period in terms of the Fund's duration, which remained neutral relative to the Fund's benchmark, the Lehman Brothers Government/Credit Index. While we believe that long-term rates will remain more stable than short-term rates as we move through 2002, we are convinced that the general trend for interest rates will be up. In a rising-rate environment, bonds typically lose value and we have sought to protect the Fund from such a scenario.

     However, we have pursued additional yield and capital appreciation potential by increasing the Fund's exposure to corporate bonds, including lower-rated corporates. During the past six months, the Fund was slightly underweighted in corporate bonds, which hurt overall performance. We had believed that the corporate debt market contained the most potential, but had difficulty finding credits that could pass our rigorous screening process. While this may have caused the Fund to suffer slightly against its benchmark, it also shielded the Fund from purchasing the debt of Enron. Going forward, we plan to seek additional opportunities among corporates, but will continue to scrutinize and analyze any new investments from both a credit standpoint and a valuation standpoint. Even if a company passes our credit screening process, we will purchase its bonds only if they are available at what we believe is an attractive price.

     Within the investment-grade corporate debt market, we have begun to seek more opportunities among lower-rated bonds. In our view, the economy will rebound and, as it does, lower-rated bonds should deliver strong performance. Again, however, bonds considered for purchase by the Fund must meet our strict criteria for creditworthiness and valuation.

Q:   What is your outlook?

A: We believe the Fed's interest-rate hikes of last year will be successful in producing a lasting recovery, with slow steady growth and low inflation. As the economy shows signs of improvement, we believe the Fed will begin to reverse some of its 2001 rate cuts. Long-term bond yields already experienced some significant increases during the end of 2001 and the beginning of 2002, so we think these moves by the Fed would most affect short-term bonds. However, we are convinced that interest rates across the yield curve will move higher as the economy recovers. We have thus positioned the Fund somewhat defensively in terms of duration. We currently see the best opportunities among corporate bonds with intermediate-term durations, and are actively seeking to add such credits to the Fund's portfolio.

A TEAM APPROACH

Seligman Investment Grade Fixed Income Fund is managed by Christopher Mahony. Mr. Mahony is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying investment grade fixed-income securities in an effort to produce a high level of current income consistent with prudent exposure to risk. Mr. Mahoney is a member of the Seligman Fixed Income Team, which is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Janine Ptaszek, Gregory Siegel, and Sau Lin Wu (trader).

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW (UNAUDITED)

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
For Periods Ended March 31, 2002



                                                                            CLASS I
                                             SINCE                          SINCE
                                             INCEPTION*                     INCEPTION
                                             10/1/01*                       11/30/01*
                                             ------------                   ---------
CLASS A**
With Sales Charge                           (6.51)%                         n/a
Without Sales Charge                        (1.79)                          n/a
CLASS B**
With 5% CDSC                                (6.98)                          n/a
Without CDSC                                (2.16)                          n/a
CLASS C**
With Sales Charge and CDSC                  (4.06)                          n/a
Without Sales Charge and CDSC               (2.16)                          n/a
CLASS D**
With 1% CDSC                                (3.12)                          n/a
Without CDSC                                (2.16)                          n/a
CLASS I**                                   n/a                             (2.19)%
LEHMAN BROTHERS GOVERNMENT/
CREDIT BOND INDEX                           (0.41)                          (1.26)
LIPPER CORPORATE DEBT BBB-
RATED FUNDS AVERAGE                          0.26#                          (0.94)

NET ASSET VALUE                                                             DIVIDEND AND YIELD INFORMATION
                                                                            For the Six Months Ended March 31, 2002
                                                                            ---------------------------------------

                MARCH 31, 2002               OCTOBER 1, 2001                DIVIDENDS*         YIELD**
----------------------------------------------------------------------------------------------------
CLASS A         $ 6.89                       $7.14                          $0.115             3.10%
CLASS B           6.89                        7.14                           0.090             2.50
CLASS C           6.89                        7.14                           0.090             2.46
CLASS D           6.89                        7.14                           0.090             2.50
CLASS I           6.89                        n/a                            0.075             3.53
Weighted average maturity                     8.77 years

***  Returns for periods of less than one year are not annualized.

*** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

(+) The Lipper Corporate Debt BBB-Rated Funds Average Index and the Lehman Brothers Government/Credit Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes, fees and sales charges. The monthly performance of the Lipper Corporate Debt BBB-Rated Funds Average Index and the Lehman Brothers Government/Credit Index are used for the Performance Overview. Investors cannot invest directly in an average or an index.

#    From September 30, 2001.

* Represents per share amount paid or declared for the periods ended March 31, 2002.

** Current yield, representing the annualized yield for the 30-day period ended March 31, 2002, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements the yields would have been as follows:

          Class A     Class B     Class C     Class D     Class I
          -------     -------     -------     -------     -------
          2.55%       1.99%       1.93%       1.94%       3.07%

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  (UNAUDITED)
March  31,  2002


                                       PRINCIPAL
                                       AMOUNT      VALUE
                                       ---------   --------
US GOVERNMENT SECURITIES 34.0%
US Treasury Bonds:
6-1/4%, 8/15/2023                      $  135,000  $138,291
5-3/8%, 2/15/2031                         540,000   507,136
US Treasury Notes:
3%, 11/30/2003                            490,000   486,517
6-1/2%, 5/15/2005                         460,000   488,696
6-1/2%, 10/15/2006                        300,000   319,793
3-1/2%, 11/15/2006                         30,000    28,383
6%, 8/15/2009                             285,000   296,623
5%, 8/15/2011                             315,000   304,578
4-7/8%, 2/15/2012                          50,000    47,986
                                                  ---------
TOTAL US GOVERNMENT ECURITIES
(Cost $2,686,124)                                 2,618,003
                                                  ---------
GOVERNMENT AGENCY SECURITIES 36.7%
FHLB:
     3.4%, 9/26/2003                      140,000   139,675
     3-1/2%, 9/26/2003                    140,000   139,862
     3.975%, 4/8/2004                     170,000   169,762
FHLMC:
     3-1/2%, 1/16/2004                    400,000   397,540
     5-1/2%, 7/15/2006                    225,000   228,119
     4-7/8%, 3/15/2007                    165,000   162,027
     6-5/6%, 9/15/2009                    190,000   198,894
     5-7/8%, 3/21/2011                    360,000   350,112
     6-3/4%, 3/15/2031                    380,000   391,083
FNMA:
     5-1/4%, 1/15/2009                    230,000   224,062
     6%, 12/15/2005                       190,000   197,356
     6-1/4%, 7/19/2011                     50,000    50,032
     5-1/4%, 8/14/2006                     50,000    50,084
     4-34%, 1/2/2007                       50,000    48,389
     5-3/8%, 11/15/2011                    85,000    80,768
                                                  ---------
TOTAL GOVERNMENT AGENCY SECURITIES
     (Cost $2,878,515)                            2,827,765
                                                  ---------
CORPORATE BONDS 17.5%
AUTOMOTIVE 1.1%
Ford Motor 7-3/8%, 10/28/2009              85,000  $ 83,525
                                                  ---------
CHEMICALS 0.5%
Ashland 6.86%, 5/1/2009                    40,000    39,594
                                                  ---------
CONSUMER PRODUCTS 0.6%
Newell Rubbermaid 6%, 3/15/200             50,000    49,797
                                                  ---------
DRUGS 1.0%
Wyeth 6.7%, 3/15/2011                      75,000    76,609
                                                  ---------
FINANCIALS 7.1%
Associates Corp. of North America
6.95%, 11/1/2018                           50,000    50,236
Bank One Texas 6-1/4%, 2/15/2008           50,000    50,025
Countrywide 5-1/2%, 2/1/2007               30,000    29,390
General Electric Capital 6-3/4%,
3/15/2032                                  56,000    54,294
General Motors Acceptance 7-14%,
3/2/2011                                   75,000    74,478
Goldman Sachs Group 6-7/8%, 1/15/2011      30,000    30,194
Household Finance 6-3/8%, 10/15/2011       60,000    56,720
International Lease Finance 5-1/2%,
6/7/2004                                   30,000    30,377
Morgan Stanley Group 5.8%, 4/1/2007        60,000    59,850
National City 6-7/8%, 5/15/2019            60,000    58,767
Washington Mutual Finance
6-7/8%, 5/15/2011                          50,000    50,419
                                                  ---------
                                                    544,750
                                                  ---------
FOOD 0.6%
Kraft Foods 6-1/2%, 11/1/2031              50,000    47,628
                                                  ---------
INSURANCE 0.8%
MetLife 1-1/8%, 12/1/2011                  65,000    63,142
                                                  ---------

--------------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  (UNAUDITED)
March  31,  2002


                                       PRINCIPAL
                                       AMOUNT      VALUE
                                       ---------   --------
MEDIA 1.5%
AOL Time Warner 6.86%,
4/15/2011                              $   50,000  $ 49,544
Gannett 5-1/2%, 4/1/2007                   65,000    64,535
                                                  ---------
                                                    114,079
                                                  ---------
RETAIL 1.4%
Kohl's 7-1/4%, 6/1/2029                    20,000    20,639
Target 7%, 7/15/2031                       85,000    86,096
                                                  ---------
                                                    106,735
                                                  ---------
TELECOMMUNICATIONS 2.0%
Bellsouth 5-7/8%, 1/15/2009               100,000    98,320
Verizon 6-1/8%, 3/1/2012                   55,000    52,312
                                                  ---------
                                                    150,632
                                                  ---------
UTILITIES 0.9%
Constellation Energy 6.35%, 4/1/2007       30,000    29,911
Duke Energy 6%, 12/1/2028                  45,000    38,945
                                                  ---------
                                                     68,856
                                                  ---------
TOTAL CORPORATE BONDS
     (Cost $1,379,974)                            1,345,347
                                                  ---------
SHORT-TERM HOLDINGS 11.7%
GOVERNMENT AGENCY SECURITIES 7.8%
FHLMC 0%, 4/1/2002                        600,000  $600,000
REPURCHASE AGREEMENT 8.9%
State Street Bank and Trust 1.7%
Dated 3/28/2002, maturing 4/1/2002,
collateralized by $295,000
US Treasury Notes due 8/15/2009,
with a fair market value of $310,119      300,000   300,000
                                                  ---------
TOTAL SHORT-TERM HOLDINGS
     (Cost $900,000)                                900,000
                                                  ---------
TOTAL INVESTMENTS 99.9%
     (Cost $7,844,613)                            7,691,115
OTHER ASSETS LESS LIABILITIES 0.1%                    7,177
                                                  ---------
NET ASSETS 100.0%                                $7,698,292
                                                 ==========

--------------------------------------------------------------------------------
STATEMENT  OF  ASSETS  AND  LIABILITIES  (UNAUDITED)
March  31,  2002

ASSETS
Investments, at value:
     Long-term holdings (Cost $6,944,613)                                       $6,791,115
     Short-term holdings (Cost $900,000)                                           900,000                           $7,691,115
                                                                                ----------
Cash                                                                                                                     16,289
Receivable from the Manager                                                                                             238,943
Interest receivable                                                                                                      73,567
Deferred offering costs                                                                                                  68,419
Receivable for Capital Stock sold                                                                                        35,930
Expenses prepaid to shareholder service agent                                                                            15,635
Other                                                                                                                     5,256
                                                                                                                     ----------
TOTAL ASSETS                                                                                                          8,145,154
                                                                                                                     ----------
LIABILITIES:
Payable for securities purchased                                                                                        159,674
Payable to Manager                                                                                                      121,124
Payable for Capital Stock repurchased                                                                                     9,358
Dividends payable                                                                                                         4,451
Management fees payable                                                                                                   3,101
Accrued expenses and other                                                                                              149,154
                                                                                                                     ----------
TOTAL LIABILITIES                                                                                                       446,862
                                                                                                                     ----------
NET ASSETS                                                                                                           $7,698,292
                                                                                                                     ==========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
1,117,174 shares outstanding):
     Class A                                                                                                         $      771
     Class B                                                                                                                 99
     Class C                                                                                                                 16
     Class D                                                                                                                123
     Class I                                                                                                                108
Additional paid-in capital                                                                                            7,903,933
Dividends in excess of net investment income                                                                             (9,988)
Accumulated net realized loss                                                                                           (43,272)
Net unrealized depreciation of investments                                                                             (153,498)
                                                                                                                     ----------
Net Assets                                                                                                           $7,698,292
                                                                                                                     ==========
NET ASSET VALUE PER SHARE:
CLASS A ($5,310,907  770,725 shares)                                                                                      $6.89
                                                                                                                          =====
CLASS B ($684,426  99,314 shares)                                                                                         $6.89
                                                                                                                          =====
CLASS C ($107,095  15,542 shares)                                                                                         $6.89
                                                                                                                          =====
CLASS D ($850,476  123,421 shares)                                                                                        $6.89
                                                                                                                          =====
CLASS I ($745,388  108,172 shares)                                                                                        $6.89
                                                                                                                          =====


See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT  OF  OPERATIONS  (UNAUDITED)
For  the  Six  Months  Ended  March  31,  2002

INVESTMENT INCOME:
INTEREST                                                                                                             $ 101,590
EXPENSES:
Amortization of offering costs                                                    68,420
Registration                                                                      57,983
Shareholder reports and communications                                            42,510
Shareholder account services                                                      39,655
Auditing and legal fees                                                           22,532
Management fee                                                                    11,731
Organization expenses                                                             10,587
Distribution and service fees                                                      8,980
Custody and related services                                                       3,250
Directors fees and expenses                                                        3,206
Miscellaneous                                                                      2,533
                                                                                ---------
TOTAL EXPENSES BEFORE REIMBURSEMENT                                              271,387
Reimbursement of Expenses                                                       (238,943)
                                                                                                                     ---------
TOTAL EXPENSES AFTER REIMBURSEMENT                                                                                      32,444
                                                                                                                     ---------
NET INVESTMENT INCOME                                                                                                   69,146
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                                 (43,272)
Net change in unrealized depreciation of investments                            (153,498)
                                                                                ---------
NET LOSS ON INVESTMENTS                                                                                               (196,770)
                                                                                                                     ---------
Decrease in Net Assets from Operations                                                                                (127,624)

--------------
See notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Six Months Ended March 31, 2002




OPERATIONS:
Net investment income                                                          $    69,146
Net realized loss on investments                                                   (43,272)
Net change in unrealized depreciation of investments                              (153,498)
                                                                               ------------
DECREASE IN NET ASSETS FROM OPERATIONS                                            (127,624)
                                                                               ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A                                                                            (56,263)
Class B                                                                             (5,215)
Class C                                                                             (1,193)
Class D                                                                             (3,544)
Class I                                                                             (2,931)
Dividends in excess of net investment income:
Class A                                                                             (7,627)
Class B                                                                               (865)
Class C                                                                               (203)
Class D                                                                               (679)
Class I                                                                               (614)
                                                                               ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                          (79,134)
                                                                               ------------
TRANSACTIONS IN CAPITAL STOCK:
Net proceeds from sales of shares                                                4,455,566
Investment of dividends                                                             25,921
Exchanged from associated Funds                                                  4,451,311
                                                                               ------------
Total                                                                            8,932,798
                                                                               ------------
Cost of shares repurchased                                                        (939,051)
Exchanged into associated Funds                                                   (188,700)
                                                                               ------------
Total                                                                           (1,127,751)
                                                                               ------------
INCREASE IN NET ASSETS FROM TRANSACTIONS IN CAPITAL STOCK                        7,805,047
                                                                               ------------
INCREASE IN NET ASSETS                                                           7,598,289
NET ASSETS:
Beginning of period                                                                100,003
                                                                               ------------
END OF PERIOD (net of dividends in excess of net investment income of $9,988)  $ 7,698,292
                                                                               ============

--------------
See notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION -- Seligman Investment Grade Fixed Income Fund, Inc. (the "Fund") was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automati-cally convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain re-demptions made within one year of pur-chase. Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in US Government and government agency securities and bonds are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a reg-u-lat-ed investment company and intends to distrib-ute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable and payable are recorded on ex-dividend dates.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. &
     W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collteral.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2002, distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses are also considered class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

g. ORGANIZATION EXPENSES AND INITIAL OFFERING COSTS -- Costs incurred in connection with the organization of the Fund have been expensed at the commencement of operations. Initial offering costs are being amortized on a straight-line basis over a period of 12 months starting with the commencement of operations.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities, excluding US Government and government agency securities and short-term investments, for the six months ended March 31, 2002, amounted to $2,850,156 and $1,437,260, respectively; purchases and sales of US Government and government agency securities were $7,090,446 and $1,506,880, respectively.

     At March 31, 2002, the cost of investments for federal income tax purposes was $7,853,480. The tax basis cost was greater than the cost for financial reporting purposes due to the amortization of premiums for financial reporting purposes of $8,867. The tax basis gross un---realized appre-ci-a-tion and depreciation of portfolio securities amount-ed to $187 and $162,552, respectively.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Man-ag-er manages the affairs of the Fund and provides the necessary personnel and facilities. Com-pen-sa-tion of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets. The Manager has contractually undertaken to reimburse the Fund's expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets through December 31, 2004.

     The Distributor, agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $515 from sales of Class A shares. Commissions of $3,792 and $455 were paid to dealers from sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Dis-tri-bu-tion Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares at-trib-ut-able to the particular service organizations for pro-vid-ing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 2002, fees incurred under the Plan aggregated $4,690 or 0.25% per annum of the average daily net assets of Class A shares.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for pro-vid-ing personal services and/or the maintenance of share-hold-er accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; -how-ever, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the re-lated Class B shares.

     For the six months ended March 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $2,216, $499, and $1,575, respec-tively.

     The Dis-trib-u-tor is entitled to retain any CDSC im-posed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares -occurring within one year of purchase. For the six months ended March 31, 2002, such charges amounted to $380.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended March 31, 2002, amounted to $1,656.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2002, Seligman Services, Inc. received commissions of $43 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $254 pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $39,655 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at March 31, 2002, of $341 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors currently have limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of participating banks. For the six months ended March 31, 2002, the Fund did not borrow from the credit facility.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


7. TRANSACTIONS IN CAPITAL STOCK -- The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:


                                   CLASS A                              CLASS B
                                   -----------------------------------  ------------------
                                   SIX MONTHS ENDED                     SIX MONTHS ENDED
                                   MARCH 31, 2002                       MARCH 31, 2002
                                   -----------------------------------  ------------------
                                   SHARES             AMOUNT              SHARES    AMOUNT
                                   ----------------   -----------------   -------   ----------
Net proceeds from sales of shares           482,046   $       3,379,413    12,299   $  87,308
Investment of dividends                       2,150              15,060       540       3,789
Exchanged from associated Funds             411,562           2,930,405    99,463     705,201
                                   ----------------   -----------------   -------   ----------
Total                                       895,758           6,324,878   112,302     796,298
                                   ----------------   -----------------   -------   ----------
Cost of shares repurchased                 (125,150)           (866,263)     (725)     (5,081)
Exchanged into associated Funds              (8,935)            (62,504)  (13,663)    (96,447)
Transferred to Class I                         (754)             (5,315)       --          --
                                   ----------------   -----------------   -------   ----------
Total                                      (134,839)           (934,082)  (14,388)   (101,528)
                                   ----------------   -----------------   -------   ----------
Increase                                    760,919   $       5,390,796    97,914   $ 694,770
                                   ================   =================   =======   ==========

                                   CLASS C                              CLASS D
                                   -----------------------------------  ------------------
                                   SIX MONTHS ENDED                     SIX MONTHS ENDED
                                   MARCH 31, 2002                       MARCH 31, 2002
                                   -----------------------------------  ------------------
                                   SHARES             AMOUNT              SHARES    AMOUNT
                                   ----------------   -----------------   -------   ----------
Net proceeds from sales of shares             4,607   $          32,850    29,274   $ 205,338
Investment of dividends                         160               1,125       479       3,348
Exchanged from associated Funds              17,695             125,084    97,859     690,621
                                   ----------------   -----------------   -------   ----------
Total                                        22,462             159,059   127,612     899,307
                                   ----------------   -----------------   -------   ----------
Cost of shares repurchased                   (5,384)            (37,689)   (4,277)    (30,018)
Exchanged into associated Funds              (2,936)            (20,554)   (1,314)     (9,195)
                                   ----------------   -----------------   -------   ----------
Total                                        (8,320)            (58,243)   (5,591)    (39,213)
                                   ----------------   -----------------   -------   ----------
Increase                                     14,142   $         100,816   122,021   $ 860,094
                                   ================   =================   =======   ==========

                                   CLASS I
                                   -------------------------------------
                                   11/30/01* TO
                                   March 31, 2002
                                   -------------------------------------
                                   SHARES            AMOUNT
                                   ----------------  -------------------
Net proceeds from sales of shares           107,046   $         750,657
Investment of Dividends                         372               2,599
Transferred from Class A                        754               5,315
Increase                                    108,172   $         758,571

---------------
*  Commencement of offering of shares.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

                                                                                                11/30/01** TO
                                            FOR THE SIX MONTHS ENDED 3/31/02                    3/31/2002
                                            -------------------------------------------------   -------------
                                            CLASS A      CLASS B      CLASS C      CLASS D      CLASS I
                                            ----------   ----------   ----------   ----------   --------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD        $     7.14   $     7.14   $     7.14   $     7.14   $       7.13
                                            ----------   ----------   ----------   ----------   --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.12         0.10         0.10         0.10           0.08
Net realized and unrealized loss on
investments                                      (0.24)       (0.24)       (0.24)       (0.24)         (0.23)
                                            ----------   ----------   ----------   ----------   --------------
TOTAL FROM INVESTMENT OPERATIONS                 (0.12)       (0.14)       (0.14)       (0.14)         (0.15)
                                            ----------   ----------   ----------   ----------   --------------
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.12)       (0.10)       (0.10)       (0.10)         (0.08)
Dividends in excess of
net investment income                            (0.01)       (0.01)       (0.01)       (0.01)         (0.01)
                                            ----------   ----------   ----------   ----------   --------------
TOTAL DISTRIBUTIONS                              (0.13)       (0.11)       (0.11)       (0.11)         (0.09)
                                            ----------   ----------   ----------   ----------   --------------
NET ASSET VALUE, END OF PERIOD              $     6.89   $     6.89   $     6.89   $     6.89   $       6.89
                                            ----------   ----------   ----------   ----------   --------------
TOTAL RETURN:                                    (1.79)%      (2.16)%      (2.16)%      (2.16)%        (2.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)    $    5,311   $      684   $      107   $      851   $        745
Ratio of expenses to average net assets           1.25%*       2.00%*       2.00%*       2.00%*         1.00%*
Ratio of net income to average net assets         3.46%*       2.71%*       2.71%*       2.71%*         3.64%*
Portfolio turnover rate                          68.58%       68.58%       68.58%       68.58%          68.58%(+)(+)
Without expense reimbursement:(+)
Ratio of expenses to average net assets          11.51%*      12.26%*      12.26%*      12.26%*         11.26%*
Ratio of net loss to average net assets          (9.30)%*    (10.05)%*    (10.05)%*    (10.05)%*        (9.12)%*

---------------
    *  Annualized.
   **  Commencement of offering of shares.
   (+) The Manager has agreed to reimburse certain expenses of the Fund. (+)(+) For the six months ended March 31, 2002.
See Note to Financial Statements.

--------------------------------------------------------------------------------
BOARD  OF  DIRECTORS

JOHN R. GALVIN 2,4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

PAUL C. GUIDONE* 1
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated

ALICE S. ILCHMAN 3,4
Trustee, Committee for Economic Development

FRANK A. MCPHERSON 3,4
Director, Conoco Inc.
Director, Integris Health

JOHN E. MEROW 2,4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner, Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2,4
Trustee, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY(+) 3,4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2,4
Chairman and CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3,4
Director, KeySpan Corporation
Trustee, Committee for Economic Development

ROBERT L. SHAFER 3,4
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON 2,4
Director, C-SPAN
Director, CommScope, Inc.

BRIAN T. ZINO 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company Member of the Board of Governors, Investment Company Institute

FRED E. BROWN
Director Emeritus

--------------
*    Elected May 16, 2002.
(+)  Retired May 16, 2002.
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee
            4 Board Operations Committee

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

CHRISTOPHER J. MAHONY
Vice President

THOMAS G. ROSE
Vice President

LAWRENCE P. VOGEL
Vice President and Treasurer

FRANK J. NASTA
Secretary

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------
GLOSSARAY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.Investment Objective -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

---------------
Adapted from the Investment Company Institute's 2001 Mutual Fund Fact Book, and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

--------------------------------------------------------------------------------
                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     (LOGO)


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017
                                www.seligman.com

This report is intended only for the information of shareholders or those who Have received the offering prospectus covering shares of capital stock of Seligman investment grade fixed income fund, inc., which contains information About the sales charges, management fee, and other costs. Please read the Prospectus carefully before investing or sending money.


TXIG3 3/02